Dreyfus
Insured Municipal
Bond Fund, Inc.




ANNUAL REPORT April 30, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Insured Municipal
                                                                Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Insured Municipal Bond Fund, Inc., covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Insured Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 6.08%.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Insured Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.18%.(3)

During much of the reporting period, the fund benefited from price appreciation as interest rates fell. However, market weakness late in the reporting period offset some of those earlier gains. While the fund slightly underperformed its Lipper category average, the fund achieved a solid overall performance primarily because of our emphasis on income, rather than maximizing total returns, in a highly volatile market environment.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuing this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe can potentially provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the underlying creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the fund's duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's duration to make cash available for the purchase of potentially higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's duration to maintain current yields for as long as practical.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The weakening U.S. economy benefited the fund's performance during the first half of the reporting period. The combination of reduced capital spending, eroding corporate earnings and rising unemployment -- all of which were intensified by the September 11 terrorist attacks -- prompted the Federal Reserve Board (the "Fed" ) to take action. In an attempt to stimulate renewed economic growth, the Fed aggressively reduced short-term interest rates to their lowest level in 40 years.

As interest rates and bond yields declined, municipal bond prices generally rose. That's because yields of newly issued bonds fell along with interest rates, making existing higher yielding securities more valuable. In addition, bond prices moved higher as demand for high quality, fixed-income investments surged from investors seeking a more stable alternative to a volatile stock market. This was particularly true of bonds carrying third-party insurance such as the securities in which the fund invests. Insured bonds generally were not subject to the recession and September 11-related credit concerns that affected some areas of the tax-exempt marketplace.(4)

By gradually reducing the fund's average duration -- a measure of sensitivity to changing interest rates -- we were able to maintain the flexibility required to capture higher yields as supply-and-demand factors made them available. However, there was generally an ample supply of insured tax-exempt bonds during the reporting period, which put downward pressure on yields. In addition, because of the historically low interest-rate environment, it made little sense to replace the fund' s higher yielding holdings with new securities offering lower yields

Whenever possible, however, we attempted to reduce the fund's exposure to interest-rate-related risks by selling relatively aggressive holdings with long maturity dates and no provisions for early redemption.

We sought to replace them with income-oriented bonds in the 20-year maturity range. These characteristics appeal to many bond buyers, helping to ensure liquidity for the fund's holdings.

What is the fund's current strategy?

Although we have seen signs of economic recovery, we do not believe that interest-rate hikes are imminent. Nonetheless, we have maintained conservative duration management and security selection strategies to protect against the possibility of higher interest rates later this year. In addition, because many states and municipalities are currently facing budget deficits, we expect the supply of newly issued insured bonds to increase, which should put upward pressure on yields. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) PORTFOLIO INSURANCE EXTENDS TO THE REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Insured Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 4/30/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            6.08%              5.55%             5.50%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INSURED MUNICIPAL BOND FUND, INC. ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES WHICH ARE INSURED AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST BY RECOGNIZED ISSUERS OF MUNICIPAL SECURITIES. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL; HOWEVER, THE BONDS IN THE INDEX ARE GENERALLY NOT INSURED. THE INDEX ALSO DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. ALL OF THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. NEITHER FUND SHARES NOR THE MARKET VALUE OF ITS PORTFOLIO SECURITIES ARE INSURED.




STATEMENT OF INVESTMENTS

April 30, 2002

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.3%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.7%

Auburn University General Fee Revenue
   5.75%, 6/1/2017 (Insured; MBIA)                                                            1,000,000                1,078,030

ALASKA--3.1%

Alaska International Airports System, Revenue

   5.75%, 10/1/2020 (Insured; AMBAC)                                                          4,500,000                4,761,945

CALIFORNIA--1.3%

San Joaquin Hills Transportation Corridor
  Agency, Toll Road Revenue

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                    10,000,000                1,972,500

COLORADO--3.5%

E-470 Public Highway Authority, Revenue:

   Zero Coupon, 9/1/2016 (Insured; MBIA)                                                      5,550,000                2,632,864

   Zero Coupon, 9/1/2025 (Insured; MBIA)                                                     10,000,000                2,669,700

DELAWARE--3.5%

Delaware Economic Development Authority, Revenue

   Water (United Water Delaware Inc. Project)
   6.20%, 6/1/2025 (Insured; AMBAC)                                                           5,000,000                5,373,450

FLORIDA--5.2%

Escambia County Health Facilities Authority,
   Health Facilitity Revenue (Florida Health Care
   Facility Loan) 5.95%, 7/1/2020 (Insured; AMBAC)                                            4,300,000                4,721,185

Florida Housing Finance Agency, SFMR
   6.65%, 7/1/2026 (Insured; MBIA)                                                              545,000                  563,917

Tampa Bay Water, A Regional Water Supply Authority,

   Utility System Improvement Revenue
   5.25%, 10/1/2019 (Insured; FGIC)                                                           2,575,000                2,635,409

GEORGIA--3.8%

Cobb-Marietta Coliseum and Exhibit Hall Authority,
   Revenue 5.625%, 10/1/2026 (Insured; MBIA)                                                  5,400,000                5,797,062

IDAHO--1.4%

Boise State University, Revenue 5.375%,
   4/1/2022 (Insured; FGIC)                                                                   2,000,000                2,055,640

ILLINOIS--7.9%

Metropolitan Pier and Exposition Authority,
  Dedicated State Tax Revenue

  (McCormick Place Expansion Project):

      5.50%, 12/15/2024 (Insured; FGIC)                                                       5,000,000                5,117,850

      6.50%, 6/15/2027 (Insured; FGIC)
         (Prerefunded 6/15/2003)                                                              6,260,000  (a)           6,693,505

      6.50%, 6/15/2027 (Insured; FGIC)                                                          115,000                  121,606

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INDIANA--2.4%

Indiana Educational Facilities Authority,
  Educational Facilities Revenue

   (Butler University Project)
   5.50%, 2/1/2026 (Insured; MBIA)                                                            3,500,000                3,566,605

MASSACHUSETTS--1.8%

Massachusetts Education Loan Authority,
  Education Loan Revenue:

      7.60%, 1/1/2003 (Insured; MBIA)                                                           305,000                  307,367

      7.65%, 1/1/2004 (Insured; MBIA)                                                           350,000                  352,303

Massachusetts Housing Finance Agency,
   Housing Revenue (Rental-Mortgage)

   6.50%, 7/1/2025 (Insured; AMBAC)                                                           1,000,000                1,038,910

Massachusetts Port Authority, Special
   Facilities Revenue (US Air Project)

   5.75%, 9/1/2016 (Insured; MBIA)                                                            1,000,000                1,040,500

MICHIGAN--1.0%

Michigan Housing Development Authority,
  LOR (Greenwood Villa Project)

   6.50%, 9/15/2007 (Insured; FSA)                                                            1,500,000                1,550,790

MISSOURI--1.7%

The City of Saint Louis, Airport Revenue
  (Airport Development Program)

   5.625%, 7/1/2019 (Insured; MBIA)                                                           2,500,000                2,616,425

MONTANA--1.5%

Forsyth, PCR (Puget Sound Power and Light Co.)

   7.25%, 8/1/2021 (Insured; AMBAC)                                                           2,250,000                2,303,235

NEW JERSEY--8.5%

New Jersey Economic Development Authority, PCR

   (Public Service Electric and Gas Co.) 6.40%,
   5/1/2032 (Insured; MBIA)                                                                   7,600,000                7,961,836

New Jersey Health Care Facilities Financing
   Authority, Revenue (Jersey Shore Medical Center) :

   6.25%, 7/1/2021 (Insured; AMBAC)                                                              70,000                   75,520

   6.25%, 7/1/2021 (Insured; AMBAC)
      (Prerefunded 7/1/2004)                                                                     30,000  (a)              32,932

New Jersey Housing and Mortgage Finance
   Agency, Revenue Home Buyer
   6.20%, 10/1/2025 (Insured; MBIA)                                                           1,920,000                1,970,784


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation Trust Fund Authority
  (Transportation Systems)

   6%, 12/15/2015 (Insured; MBIA)                                                             2,500,000                2,805,750

NEW YORK--3.2%

New York State Medical Care Facilities
   Finance Agency, Revenue (Long-Term Healthcare)
   6.50%, 11/1/2015 (Insured; FSA)                                                            4,655,000                4,848,229

NORTH DAKOTA--2.4%

Mercer County, PCR (Montana-Dakota Utilities Co. Project)

   6.65%, 6/1/2022 (Insured; FGIC)                                                            3,500,000                3,583,440

OHIO--1.4%

Ohio Turnpike Commission, Turnpike Revenue
   5.50%, 2/15/2017 (Insured; FGIC)                                                           1,995,000                2,155,857

RHODE ISLAND--3.0%

Rhode Island Housing and Mortgage Finance Corp., SFMR

   9.30%, 7/1/2004 (Insured; FGIC)                                                               10,000                   10,030

Rhode Island Port Authority and Economic
   Development Corp., Airport Revenue 6.625%,
   7/1/2024 (Insured; FSA)                                                                    4,250,000                4,574,402

SOUTH CAROLINA--1.1%

University of South Carolina,
  Athletic Facilities Revenue

   5.50%, 5/1/2022 (Insured; AMBAC)                                                           1,575,000                1,630,755

TENNESSEE--3.1%

Clarksville, Water, Sewer and Gas Revenue
   5.25%, 2/1/2017 (Insured; FSA)                                                             1,830,000                1,917,200

Putnam County 5.25%, 4/1/2020 (Insured; FGIC)                                                 2,645,000                2,756,064

TEXAS--7.9%

Board of Regents of Texas Tech University System,
  Revenue Financing System

   5.50%, 8/15/2018 (Insured; MBIA)                                                           2,550,000                2,666,663

Brownsville Housing Finance Corp., SFMR

  (Mortgage-Multiple Originators and Services)

   9.625%, 12/1/2011 (Insured; FGIC)                                                            165,000                  165,155

City of San Antonio, Water System Revenue:

   5.50%, 5/15/2019 (Insured; FSA)                                                            1,000,000                1,039,470

   5.50%, 5/15/2020 (Insured; FSA)                                                            2,500,000                2,588,700

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Houston Area Water Corp., Contract Revenue
  (Northeast Water Purification Plant Project)

   5.25%, 3/1/2023 (Insured; FGIC)                                                            5,470,000  (b)           5,475,853

VIRGINIA--6.9%

Upper Occoquan Sewer Authority,
  Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            5,185,000                5,361,549

Virginia College Building Authority, Educational
   Facilities Revenue (Washington and Lee University)
   5.25%, 1/1/2026 (Insured; MBIA)                                                            5,000,000                5,133,350

WASHINGTON--14.3%

Energy Northwest, Electric Revenue (Project Number 1)

   5.75%, 7/1/2017 (Insured; MBIA)                                                            5,000,000                5,367,900

King County, Sewer Revenue
   6.125%, 1/1/2033 (Insured; MBIA)                                                           5,000,000                5,335,700

Washington, MFMR:

   (Gilman Meadows Project)
      7.40% 1/1/2030 (Insured; FSA)                                                           3,000,000                3,175,140

   (Mallard Cove Project 1)
      7.40%, 1/1/2030 (Insured; FSA)                                                            790,000                  836,120

   (Mallard Cove Project 2)
      7.40%, 1/1/2030 (Insured; FSA)                                                          2,690,000                2,847,042

Yakima-Tieton Irrigation District, Revenue
   6.20%, 6/1/2019 (Insured; FSA)                                                             4,000,000                4,219,480

WEST VIRGINIA--4.7%

West Virginia:

   6.50%, 11/1/2026 (Insured; FGIC)                                                           2,600,000                3,005,184

   Zero Coupon, 11/1/2026 (Insured; FGIC)                                                     5,950,000                1,498,329

West Virginia Building Commission, LR
   (West Virginia Regional Jail)

   5.375%, 7/1/2021 (Insured; AMBAC)                                                          2,505,000                2,627,695

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $139,879,473)                                                                                               144,636,927


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--6.7%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--2.0%

Massachusetts Health and Educational
  Facilities Authority, Revenue, VRDN

  (Capital Asset Program):

      1.65%, Series B (Insured; MBIA)                                                         1,500,000  (c)           1,500,000

      1.65%, Series D (Insured; MBIA)                                                         1,500,000  (c)           1,500,000

NEW YORK--2.6%

New York City, VRDN 1.65% (Insured; FGIC)                                                     4,000,000  (c)           4,000,000

TEXAS--1.1%

North Central Texas Health Facility Development
   Corp., Revenue, VRDN (Dallas Methodist
   Hospitals) 1.70% (Insured; MBIA)                                                           1,650,000  (c)           1,650,000

WISCONSIN--1.0%

Wisconsin Health and Educational Facilities
   Authority, Revenue VRDN (Prohealth Inc.)
   1.70% (Insured; AMBAC)                                                                     1,600,000  (c)           1,600,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $10,250,000)                                                                                                 10,250,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $150,129,473)                                                            102.0%              154,886,927

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.0%)              (3,071,352)

NET ASSETS                                                                                       100.0%              151,815,575

                                                                                                         The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                 American Municipal Bond
                          Assurance Corporation

FGIC                  Financial Guaranty Insurance
                          Company

FSA                   Financial Security Assurance

LOR                   Limited Obligation Revenue

LR                    Lease Revenue

MBIA                  Municipal Bond Investors
                          Assurance Insurance Corporation

MFMR                  Multi-Family Mortgage Revenue

PCR                   Pollution Control Revenue

SFMR                  Single Family Mortgage Revenue

VRDN                  Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              94.4

F-1                              MIG1/P1                         SP1/A1                                            5.6

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  AT APRIL 30, 2002, 42.1% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           150,129,473   154,886,927

Cash                                                                    157,664

Interest receivable                                                   2,333,349

Receivable for shares of Common Stock subscribed                          1,850

Prepaid expenses                                                         16,898

                                                                    157,396,688
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            95,228

Payable for investment securities purchased                           5,421,700

Payable for shares of Common Stock redeemed                              10,000

Accrued expenses                                                         54,185

                                                                      5,581,113
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      151,815,575
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     146,761,608

Accumulated net realized gain (loss) on investments                     296,513

Accumulated net unrealized appreciation
  (depreciation) on investments                                       4,757,454
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      151,815,575
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)       8,510,325

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   17.84

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,315,470

EXPENSES:

Management fee--Note 3(a)                                              932,939

Shareholder servicing costs--Note 3(b)                                 397,000

Professional fees                                                       49,955

Directors' fees and expenses--Note 3(c)                                 34,771

Registration fees                                                       22,178

Custodian fees                                                          18,107

Prospectus and shareholders' reports--Note 3(b)                         15,669

Loan commitment fees--Note 2                                             2,087

Miscellaneous                                                           12,105

TOTAL EXPENSES                                                       1,484,811

Less--reduction in management fee
  due to undertaking--Note 3(a)                                      (161,061)

NET EXPENSES                                                         1,323,750

INVESTMENT INCOME--NET                                               6,991,720
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                805,592

Net unrealized appreciation (depreciation) on investments            1,458,691

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,264,283

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,256,003

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,991,720           7,672,304

Net realized gain (loss) on investments           805,592             232,584

Net unrealized appreciation
   (depreciation) on investments                1,458,691           6,125,001

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,256,003          14,029,889
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (6,940,489)          (7,716,065)

Net realized gain on investments                (500,147)                 --

TOTAL DIVIDENDS                               (7,440,636)          (7,716,065)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  13,150,806           9,325,693

Dividends reinvested                            5,179,614           5,269,141

Cost of shares redeemed                      (22,662,686)         (23,007,997)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (4,332,266)          (8,413,163)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,516,899)          (2,099,339)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           154,332,474          156,431,813

END OF PERIOD                                 151,815,575          154,332,474
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       731,573             528,323

Shares issued for dividends reinvested            288,046             300,868

Shares redeemed                               (1,259,375)          (1,316,657)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (239,756)            (487,466)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                            Year Ended April 30,
                                                              ----------------------------------------------------------------------
                                                              2002(a)           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.64          16.93          18.24          17.88         17.31

Investment Operations:

Investment income--net                                         .81(b)            .86            .86            .84           .85

Net realized and unrealized

   gain (loss) on investments                                     .25            .71          (1.32)           .36           .57

Total from Investment Operations                                 1.06           1.57           (.46)          1.20          1.42

Distributions:

Dividends from investment income--net                           (.80)           (.86)          (.85)         (.84)          (.85)

Dividends from net realized
   gain on investments                                          (.06)             --              --           --            --

Total Distributions                                             (.86)          (.86)           (.85)          (.84)          (.85)

Net asset value, end of period                                  17.84          17.64          16.93          18.24          17.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.08           9.45          (2.45)          6.80           8.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .85            .85            .85           .85

Ratio of net investment income

   to average net assets                                         4.50           4.91           4.99           4.60          4.76

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .10            .10            .11            .10           .10

Portfolio Turnover Rate                                         58.16           6.97          12.36          32.27         64.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         151,816        154,332        156,432        180,603       186,436

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002, WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $.01, DECREASE NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     4.46% TO 4.50%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO MAY 1, 2001,  HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Insured Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on invest
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,033 during the period ended April 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,454, undistributed capital gains $287,059 and unrealized appreciation $4,843,230.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: ordinary income $3,451 and $0, tax exempt income $6,940,489 and $7,716,065 and long-term capital gains $496,696 and $0, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $108,234, increased accumulated net realized gain (loss) on investments by $20,128 and increased paid-in capital by $88,106. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed 1 1_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. The Manager had undertaken from May 1, 2001 through April 30, 2002 to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $161,061 during the period ended April 30, 2002.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor in respect of payments made to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares, servicing shareholder and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggre-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

gate annual rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor may pay one or more Service Agents a fee in respect of fund shares owned by shareholders with whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended April 30, 2002, the fund was charged $312,741 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $61,772 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person", as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of fund's exchange privilege. During the period ended April 30, 2002, redemption fees charged and retained by the fund amounted to $24.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $85,147,449 and $91,421,419, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $150,043,697; accordingly, accumulated net unrealized appreciation on investments was $4,843,230, consisting of $5,061,080 gross unrealized appreciation and $217,850 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $57,003 increase in accumulated undistributed investment income-net and a corresponding $57,003 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended April 30, 2002 was to increase net investment income by $51,231, decrease net unrealized appreciation (depreciation) by $28,772 and decrease net realized gains (losses) by $22,459.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Insured Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Insured Municipal Bond Fund, Inc., including the statement of investments, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Insured Municipal Bond Fund, Inc. at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 3, 2002



IMPORTANT TAX INFORMATION (Unaudited)

  In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2002:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

  -- the fund hereby designates $.0578 per share as a long-term capital gain distribution of the $.0582 per share paid on December 7, 2001.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board of various funds in the Dreyfus Family of Funds

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association

* Plan Vista Corporation (formerly HealthPlan Services Corporation), a provider of marketing, administrative and risk management services to health and other benefit programs

* Carlyle Industries, Inc., button packager and distributor

* Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies

* The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants

* QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

David W. Burke (65)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

Hodding Carter III (66)

Board Member (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John S. and James L. Knight Foundation

* President and Chairman of MainStreet TV (thru 1998)

* Knight Professor in Journalism at the University of Maryland

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Ehud Houminer (61)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor

* Super Sol Limited, an Israeli supermarket chain

* Principal of Lear, Yavitz and Associates, a management consulting firm

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


Richard C. Leone (61)

Board Member (1976)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of the Century Foundation (formerly The Twentieth Century Fund, Inc.) a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Hans C. Mautner (64)

Board Member (1978)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Vice Chairman and Director Simon Property Group, a real estate investment company

* From 1997 to 1998, Chairman, Chief Executive Officer of Corporate Property Investors, which merged into Simon Property Group in September 1998

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Robin A. Pringle (38)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of The National Mentoring Partnership (formerly, The One to One Partnership) a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths.

* President of The Boisi Family Foundation, a private family foundation devoted to youths and higher education located in New York City.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

John E. Zuccotti (64)

Board Member (1984)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

* Vice Chairman of Brookfield Properties Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Applied Graphics Technologies

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                  For More Information

                        Dreyfus
                        Insured Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  306AR0402